SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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                         [ ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [X] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12

                            NAUTICA ENTERPRISES, INC.

                (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


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

              NAUTICA ENTERPRISES COMMENTS ON NEW INFORMATION ABOUT
                               BARINGTON NOMINEES


NEW YORK, NY, July 3, 2003 -- Nautica Enterprises, Inc. (Nasdaq: NAUT) said today it is pleased that Glass, Lewis & Co. LLC, which advises institutional investors in the financial markets, pointed out important information concerning the two nominees proposed by the Barington Group for the Nautica Board of Directors.

The Glass, Lewis report noted that Barington nominee William J. Fox was chief financial officer at Revlon from 1991 to 1997, a period during which Revlon "significantly missed its financial performance targets". It pointed out, among other things, that "Wall Street was taken by surprise, and Revlon's stock lost more than 45% of its market value in a single day, costing investors more than $1.5 billion." It said that ensuing litigation initiated by Revlon shareholders against the company and Mr. Fox personally ended only this year with defendants paying nearly $10 million.

The Glass, Lewis report also noted that Barington Capital has been censured and fined by the NASD, and that another member of the Barington Group, Ramius Securities LLC, was fined and suspended by the NASD in 2001 for market-making activities in the immediate aftermath of the initial public offerings.

These facts, added to the previous information provided by Nautica Enterprises about the Barington nominees' lack of experience in the apparel manufacturing industry or any related industry, the group's history of short-term strikes at unrelated microcap companies, and no discernable track record for building sustainable stockholder value, reinforce the Board's conclusion that electing the Barington nominees would not be in the best interests of all Nautica Enterprises shareholders.

The Nautica Enterprises Board pointed out that in contrast to Mr. Mitarotonda and Mr. Fox, Charles Scherer and John Varvatos bring invaluable experience and strong credentials to the Board. Mr. Scherer, who has been a director of Nautica Enterprises since 1994, previously served as general counsel and then chief financial officer for Collins & Aikman, one of the world's largest textile manufacturers, and Mr. Varvatos, an apparel designer and merchant with over 20 years of experience in the industry, is one of the most highly regarded men's wear designers in the field today.

Nautica Enterprises continues to urge all stockholders to reject Barington's proxy solicitation, the Barington nominees and the other Barington proposal, and by signing, dating, and returning the WHITE proxy card to elect the company's entire eight-member board. Stockholders who have any questions about the proxy solicitation or need additional information about the Nautica Enterprises stockholders' meeting should contact MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, PROXY@MACKENZIEPARTNERS.COM {MAILTO:PROXY@MACKENZIEPARTNERS.COM}. Call Collect: (212) 929-5500 or TOLL-FREE
(800) 322-2885.

Nautica Enterprises, Inc. (Nasdaq: NAUT), through its subsidiaries, designs, sources, markets and distributes apparel under the following brands: Nautica; Nautica Competition; Nautica Jeans Company; Earl Jean; John Varvatos; E. Magrath; and Byron Nelson. For more information about our Company, please visit our website at www.nautica.com

This press release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations of future events and are subject to a number of risks and uncertainties that may cause the Company's actual results to differ materially from those described in the forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These factors and uncertainties include, among others: the risk that new businesses of the Company will not be integrated successfully; the risk that the Company will experience operational difficulties with its distribution facility; the overall level of consumer spending on apparel; dependence on sales to a limited number of large department store customers; risks related to extending credit to customers; actions of existing or new competitors and changes in economic, political or health conditions in the markets where the Company sells or sources its products, including with respect to SARS; downturn or generally reduced shopping activity caused by public safety concerns; risks associated with consolidations, restructurings and other ownership changes in the retail industry; changes in trends in the market segments in which the Company competes; risks associated with uncertainty relating to the Company's ability to launch, support and implement new product lines; effects of competition; changes in the costs of raw materials, labor and advertising; the ability to secure and protect trademarks and other intellectual property rights; risks associated with the relocation of Earl Jean, Inc.; the risk that the cost of transitioning the Nautica Europe business to licensing or other key arrangements will be more than anticipated or that the Company will not be able to negotiate acceptable terms; and, the impact that any labor disruption at the Company's ports of entry could have on timely product deliveries. These and other risks and uncertainties are disclosed from time to time in the Company's filings with the Securities and Exchange Commission, including the "Forward-Looking and Cautionary Statements" section of the Company's Annual Report on Form 10-K for the fiscal year ended March 1, 2003, in the Company's press releases and in oral statements made by or with the approval of authorized personnel. The Company assumes no obligation to update any forward- looking statements as a result of new information or future events or developments. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by Nautica Enterprises, Inc. with the Securities and Exchange Commission at the Commission's website at http://www.sec.gov.


CONTACT:

      Nautica Enterprises, Inc.
      Wayne A. Marino, Senior Vice President, Chief Financial Officer
      (212) 541-5757

      Shannon L. Froehlich, Vice President - Corporate Investor Relations
      (212) 541-5757

      Media Relations - Michael Freitag or Fredric J. Spar
      Kekst and Company (for Nautica Enterprises, Inc.)
      (212) 521-4800